UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  March 4, 2004
                                (Date of Report)


                            Pacific Biometrics, Inc.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                  0-21537                   93-1211114
(State or Other Jurisdiction   (Commission File No.)        (IRS Employer
    of Incorporation)                                   Identification Number)



                            220 West Harrison Street
                            Seattle, Washington 98119
             (Address of Principal Executive Offices, including zip)



                                 (206) 298-0068
              (Registrant's Telephone Number, including area code)

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Item 5. Other Events and Regulation FD Disclosure

On March 4, 2004, Pacific Biometrics, Inc. issued a news release announcing it had entered into a new clinical research contract. The full text of the news release is included with this Report as Exhibit 99.1

Item 7. Financial Statements and Exhibits.


(c)     The following exhibit is filed herewith:

        Exhibit 99.1 Press Release, "Pacific Biometrics, Inc. Announces New $1.4 Million Clinical Research Contract," dated
                      March 4, 2004.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PACIFIC BIOMETRICS, INC.



         Dated: March 4, 2004            By:  /s/ Ronald R. Helm
                                              ----------------------------------
                                              Ronald R. Helm
                                              Chief Executive Officer



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